Bank of America – Merrill Lynch Financial Services Conference

Ned Kelly

Vice-Chairman

November 11, 2009

Citigroup Reorganization

Citicorp	Citi Holdings
Global bank for businesses and consumers Unmatched global network and emerging markets footprint Deep and diversified business portfolio across consumer, services, and institutional revenue pools	Non-core businesses and assets Includes attractive franchises Focus on reducing assets, tightly managing risks and optimizing value

No legal separation between Citicorp and Citi Holdings

Citigroup Reorganization

YTD 3Q'09 $B	Revenues	Net Income	EOP Assets	EOP Deposits
Citicorp	$48.6	$13.0	$1,014	$728
Citi Holdings (1)	$25.9	$(5.8)	$617	$90
Corporate / Other	$0.4	$(0.6)	$258	$15

(1) Includes a pre-tax gain of $11.1 billion ($6.7 billion after-tax) arising from the 2Q'09 closing of the Morgan Stanley Smith Barney joint venture.

Citigroup Reorganization

YTD 3Q'09 $B	Revenues	Net Income	EOP Assets	EOP Deposits
Citi Holdings (1)	**$25.9**	**$(5.8)**	**$617**	**$90**
• Brokerage & Asset Management (1)	14.7	7.0	59	60
• Local Consumer Lending	15.0	(7.7)	376	30
• Special Asset Pool	(3.8)	(5.1)	182	--

(1) Includes a pre-tax gain of $11.1 billion ($6.7 billion after-tax) arising from the 2Q'09 closing of the Morgan Stanley Smith Barney joint venture.
Note: Totals may not sum due to rounding.

Citi Holdings



EOP Assets ($B)
$(281)B
Ring-Fenced Assets(1): $205B
75% in LCL, 25% in SAP
898
833
775
715
662
649
617
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09

(1) Ring-fenced assets refers to the assets covered under the loss-sharing agreement with the U.S. government. At 3Q'09, ring-fenced assets also included approximately $45 billion of unfunded lending commitments, for a total of $250 billion of covered assets.

Citi Holdings – Financials

Managed Revenues[1]



$B
GAAP
Sec. Impact
Smith Barney gain: $11.1B
$29.3
$21.2
$19.5
$(2.8)
($6.7)
$25.9
2007
2008
YTD 3Q'09

Net Marks[2]:		
$(20.1)	$(38.7)	$(2.4)

Expenses



$B
$20.5
$25.2[3]
$22.2
$11.4
2007
2008
YTD 3Q'09

Provisions



$B
NCL
LLR[4]
$14.1
6.8
7.2
$26.7
12.7
14.1
$24.8
5.7
19.1
2007
2008
YTD 3Q'09

Net Income



$B
($8.9)
($35.6)
($5.8)
2007
2008
YTD 3Q'09

(1) Managed metrics are non-GAAP measures. Please see slide 22 for additional information on these measures. (2) For a list of net revenue marks please refer to page 36 of the 3Q'09 earnings presentation. (3) 4Q'08 expenses included a $3.0 billion goodwill impairment charge.
(4) LLR includes provisions for benefits and claims, provision for unfunded lending commitments and credit reserve builds/releases.
Note: Totals may not sum due to rounding.

Brokerage and Asset Management

($MM)	2007	2008	YTD 3Q'09
Revenues	10,659	8,423	14,710
Expenses	7,960	9,236	3,000
Provisions	158	223	151
Net Income	$1,672	$(585)	$7,006
Deposits ($B)	46	58	60

Significant Progress

- Closed Morgan Stanley Smith Barney joint venture in 2Q'09
- Closed sales of Nikko Cordial and Nikko Asset Management on October 1st
- Announced sale of Colfondos, 4th largest Colombian pension fund manager

Asset Composition



Retail Alternative Investments
5%
9%
Latin America Asset Mgmt.
42%
Nikko
44%
MS Smith Barney JV

3Q'09 Total: $59B

EOP Assets ($B)



Pro-forma for Nikko divestitures
56
58
59
25
34
2007
2008
3Q'09

Special Asset Pool

($MM)	2007	2008	YTD 3Q'09
Net Marks[(1)]	*(20,222)*	*(38,108)*	*(2,116)*
Revenues	(17,896)	(39,574)	(3,844)
Expenses	1,070	988	671
Provisions	885	3,581	4,255
Net Income	$(12,260)	$(26,789)	$(5,066)

- Asset reduction of $169B since peak
  - Sales account for ~1/3 of YTD 3Q asset reduction
- 29% of assets are ring-fenced[(2)]
- ~40% of assets are accounted for at Fair Value

EOP Assets ($B)



$(169)B
351
241
182
2007
2008
3Q'09

Asset Composition



Consumer & SMEs 3%
4% Other
Equity 7%
SIVs 9%
Monolines 1%
Highly Lev Fin. Commit. 2%
30%
Securities at AFS/HTM
23%
Loans, Leases & Letters of Credit at HFI/HFS
21%
Marked to Market

3Q'09 Total: $182B

(1) For a list of net revenue marks please refer to page 36 of the 3Q'09 earnings presentation.
(2) Ring-Fenced Assets refers to the assets covered under the loss-sharing agreement with the U.S. government.

Local Consumer Lending

($MM)	2007	2008	YTD 3Q'09
Managed Revs(1)	*28,459*	*28,379*	*18,432*
Revenues	26,750	24,453	15,030
Expenses	11,457	14,973	7,746
Provisions	13,013	22,934	20,430
Net Income	$1,678	$(8,266)	$(7,734)

- Asset reduction of >$100B since 2007
  - ~$76B from mortgages
- 50% of loans are ring-fenced(2)
- ~45% of assets in operating businesses

EOP Assets ($B)


$(105)B
481
416
376
2007
2008
3Q'09

Asset Composition


Primerica 3%
3% CRE
International
12%
Student Loan Corp
9%
Retail Partners
10%
CitiFinancial
11%
4%
Auto
47%
CitiMortgage
1% Other

3Q'09 Total: $376B

(1) Managed metrics are non-GAAP measures. See slide 22 for additional information on these measures.
(2) Ring-Fenced Assets refers to the assets covered under the loss-sharing agreement with the U.S. government.

LCL – CitiFinancial North America

($MM)	2007	2008	YTD 3Q'09
Revenues	4,180	4,581	2,905
Expenses	1,475	2,152	1,041
Provisions	1,875	3,374	2,359
Pre-tax Income	$830	$(945)	$(496)
Avg. Loans ($B)	34	39	37
NIR%	10.87%	10.68%	9.58%
NCL%	3.66%	5.08%	7.16%
90DPD%	2.49%	3.37%	4.17%

Average Loans(1)



1st Mtgs
2nd Mtgs
Personal
37 38 39 40 39 38 37 36
19 19 20 20 20 19 18 18
4 4 4 4 4 4 4 4
14 15 15 15 15 15 15 15
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

- Community-based, relationship driven consumer finance business
  - In branch originations, servicing and collections lead to better credit performance
- #1 branch network with 2,300 branches in U.S., Canada and Puerto Rico
  - No high concentration in any particular state
- Offers traditional lending products
  - Mortgages: ~95% fixed rate loans; full documentation re-financings
  - Personal: 100% fixed rate loans; no lines of credit
- Continue to lend to new and current customers who fit credit criteria
  - YTD 3Q'09 new cash volumes $3.0B

(1) Citi discloses first and second mortgages as part of the Residential Real Estate Lending portfolio in Local Consumer Lending North America.

LCL – Retail Partner Cards

($MM)	2007	2008	YTD 3Q'09
Managed Revs(1)	9,288	10,243	7,159
Revenues	7,579	6,317	3,757
Expenses	3,341	3,333	2,181
Provisions	2,542	4,034	3,171
Pre-tax Income	$1,696	$(1,051)	$(1,595)
Sales ($B)	126.7	120.2	75.9
Avg. Loans ($B)(1)	63	67	62
Avg. Yield(1)	16.72%	16.12%	18.20%
NCL%(1)	5.80%	8.34%	13.29%
90DPD%(1)	2.22%	3.21%	3.62%

Average Managed Loans (1) 3Q'09: $60B


Other
15%
Alternative Lending
2%
Sales Finance
6%
Oil
6%
Home Improvement
22%
49%
General Merchandise

Business Overview

- Private label and co-branded cards distributed through retail partner network – low acquisition cost
- 20+ major retail partnerships, including 3 of the top 10 U.S. retailers (by volume)
- Newer customer base
  - YTD 3Q'09 new accounts: 12.1MM
  - ~17% of 3Q'09 sales come from accounts <12 months on book

Key Differences to Traditional Bank Cards

- Lower lines and balances per account and faster payback
- Shorter average account life and newer customer base
- Earlier credit deterioration and earlier recovery

(1) Managed basis. Managed metrics are non-GAAP measures. See slide 22 and 23 for additional information on these measures.

LCL – International

($MM)	2007	2008	YTD 3Q'09
Revenues	5,788	5,502	3,664
Expenses	3,177	3,370	1,733
Provisions	2,792	3,791	3,879
Pre-tax Income	($181)	$(1,659)	$(1,948)
Branches	1,483	1,154	671
NIR%	9.70%	8.90%	8.01%

Loan Composition by Country



Other(1)
10%
UK
29%
India
6%
Japan
16%
5%
11%
Nordics
9%
9%
5%
Spain
Greece
Italy
Belgium

Credit Metrics



Avg. Loans
NCL %
90DPD %
4.37% 5.25% 5.47% 6.02% 6.84% 8.44% 9.69% 9.77%
1.56% 1.71% 1.91% 2.21% 2.68% 3.47% 3.81% 3.88%
51 51 51 49 43 40 40 40
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

Loan Composition by Type



Other 3%
Personal Loans
40%
Commercial Loans
3%
Cards
29%
25%
Real Estate Loans

3Q'09 Avg: $40B

(1) Other includes Australia (3%), Korea (2%), Portugal (2%) and Mexico (1%).

LCL – Auto and CRE

Auto Loans



Avg. Loans
NCL %
90DPD %
4.11% 4.33% 3.75% 5.13% 7.44% 6.78% 5.68% 6.61%
1.36% 1.00% 1.30% 1.78% 1.85% 1.48% 1.49% 1.83%
20 21 21 20 19 18 17 16
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

- 72% of loans are ring-fenced
  - Loans originated prior to March '08
  - Mainly run-off, coupled with opportunistic sales
- Remaining business focused on indirect financing to customers through ~6,000 dealers
  - Fewer, higher return relationships
  - 100% fixed rate product

Commercial Real Estate



Avg. Loans
NCL %
90DPD %
0.16% 0.24% 0.46% 0.58% 0.62% 1.04% 1.57% 2.38%
0.13% 0.05% 0.05% 0.33% 0.41% 0.21% 1.40% 2.42%
15 15 15 12 12 11 11 11
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

- First lien financing comprised of:
  - ~60%: Investor based multi-family housing
  - ~40%: Commercial & Industrial Properties
- 94% of loans are ring-fenced
- Reducing assets mainly through run-off

LCL – CitiMortgage

Average Mortgages Loans ($B)


1sts
2nds
$203
$203
$198
$187
$182
$179
$173
$165
64
64
63
62
61
59
57
54
138
139
135
125
122
120
116
111
~93% ring-fenced
~75% ring-fenced
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09

Mortgage Originations ($B)


Held
Saleable
$33
$38
$29
$22
$17
$23
$30
$13
24
25
23
20
15
21
28
12
10
12
6
2
2
1
1
1
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09

- Offers 1st Mortgage products via Citi and 3rd party channels
- New originations focus on loans saleable to government agencies
- Fixed rate mortgages account for ~46% of the portfolio

Note: Citi discloses CitiMortgage as part of the Residential Real estate Lending portfolio in Local Consumer Lending North America.
Totals may not sum due to rounding.

Local Consumer Lending – Credit

Managed Net Credit Losses(1) ($B)

Total Local Consumer Lending



N.A.
Int'l
$8.8
2.2
6.6
84%
$16.3
2.8
13.4
$11.4
2.1
9.3
59%
$18.1
2.8
15.3
2007
2008
9M'08
9M'09

North America

YTD 3Q'09 Total: $15.3B



2%
CitiFinancial Mortgages
CitiFinancial Personal
11%
CitiMortgage
Other
7%
40%
40%
Retail Partners Cards

(1) Managed metrics are non-GAAP measures. See slide 23 for additional information on these measures.
Note: Totals may not sum due to rounding.

LCL – Retail Partners Cards Managed Credit

Managed[1] Credit Trends ($B)



$2.29
$2.13
$2.13
$2.10
$1.96
$2.15
$2.00
$1.73
$1.49
$1.56
$1.61
$1.62
$1.46
$1.29
$1.19
$1.05
NCLs
90+DPD
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

New Accounts[2] by FICO



733
Avg. FICO
750
39%
19%
18%
24%
52%
18%
15%
15%
760+
720-759
680-719
<680
Sept 2007
Sept 2009

- New account acquisition shifted to lower risk segments, with stricter underwriting criteria across all products and channels
- Credit performance of 2009 vintage reflects lower delinquency rate as new acquisitions have shifted towards higher FICO ranges
- Risk mitigation: reduced open accounts by 13% year-over-year

(1) Managed metrics are non-GAAP measures. Please see slide 23 for additional information on these measures.
(2) New accounts: accounts that are <12 months on book.

LCL – N.A. Mortgage Credit

CitiMortgage | CitiFinancial

1st Mortgages NCLs


CitiMortgage: 0.50% 0.96% 1.33% 2.21% 2.65% 3.21% 4.18% 3.65%
CitiFinancial: 0.76% 0.93% 1.13% 1.31% 1.39% 1.48% 1.67% 2.01%
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

Avg. Loans 3Q'09:
- CitiFin: $15B
- CitiMtg: $111B

1st Mortgages 90+DPD


CitiMortgage: 2.56% 3.07% 3.83% 4.87% 6.05% 7.62% 8.52% 10.79%
CitiFinancial: 2.50% 2.64% 2.76% 2.95% 3.49% 3.92% 4.50% 5.11%
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

2nd Mortgages NCLs


CitiMortgage: 1.65% 3.12% 3.61% 4.01% 5.01% 6.02% 7.78% 7.78%
CitiFinancial: 1.77% 2.44% 3.20% 3.14% 4.07% 5.64% 6.25% 6.63%
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

Avg. Loans 3Q'09:
- CitiFin: $4B
- CitiMtg: $55B

2nd Mortgages 90+DPD


CitiMortgage: 1.40% 1.55% 1.76% 2.05% 2.46% 3.13% 3.24% 3.00%
CitiFinancial: 1.47% 1.70% 1.73% 1.96% 2.44% 2.81% 2.85% 3.10%
4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

Note: Citi discloses CitiMortgage and CitiFinancial mortgages as part of the Residential Real Estate Lending portfolio in Local Consumer Lending North America.

Citigroup – Key Capital Metrics & Liquidity

Deposits and Structural Liquidity


Deposits ($B)
Structural Liquidity(1)
63%
66%
68%
71%
72%
826
774
763
805
833
2007
2008
1Q'09
2Q'09
3Q'09

Capital Ratios


Tier 1 Capital
Tier 1 Common(2)
7.1%
11.9%
11.9%
12.7%
12.8%
4.9%
2.3%
2.2%
2.7%
9.1%
2007
2008
1Q'09
2Q'09
3Q'09

(1) Structural liquidity: deposits + long term debt + stockholder's equity / total assets.
(2) Tier 1 Common and related ratios are non-GAAP measures. Please see slide 24 for additional information on these measures.

Wrap-up

- **Continue to execute our strategy**
  - Reducing assets while optimizing value and mitigating risk
- **BAM: Announced and completed sale of most businesses**
- **SAP: ~40% of assets accounted for at Fair Value**
- **LCL: ~45% of assets in operating businesses**
  - Attractive businesses in an improved credit environment
- **Strong capital base and liquidity**

Appendix

Citi Holdings – Ring Fenced Assets[1]

On-Balance sheet


LCL
$376B
Covered
Assets
$205B
SAP
$182B

LCL holds 75% of covered assets

3Q'09 ($B)	LCL	SAP	Total
First Mortgages	$81.0	--	$81.0
Second Mortgages	49.6	--	49.6
Retail Auto Loans	10.8	--	10.8
Other Consumer Loans	12.0 [2]	5.6	17.6
Total Consumer Loans	$153.4	$5.6	$159.0
CRE loans	--	$10.8	$10.8
Leveraged Finance Loans	--	0.2	0.2
Other Corporate Loans	--	10.5	10.5
Total Corporate Loans	--	$21.5	$21.5
Alt-A	--	$9.1	$9.1
SIVs	--	5.8	5.8
CRE	--	1.5	1.5
Other Securities	--	8.2	8.2
Total Securities	--	$24.6	$24.6
Unfunded Lending Commitments (ULC)			
2nd mortgages	$18.3	--	$18.3
Other consumer loans	0.2	2.2	2.4
Leveraged Finance	--	--	0.0
CRE	--	3.8	3.8
Other Commitments	--	20.8	20.8
Total ULC	$18.5	$26.8	$45.3
Total Covered Assets	**$172.0**	**$78.4**	**$250.4**

(1) Ring-Fenced Assets refers to the assets covered under the loss-sharing agreement with the U.S. government.
(2) Includes $11 billion of commercial real estate loans.
Note: Totals may not sum due to rounding.

Citi Holdings – SAP Assets

($B)	EOP Assets 3Q'09	EOP Assets 2Q'09	3Q'09 % of Assets Ring-fenced(1)	3Q'09 Face Value	3Q'09 EOP Assets (% of Face)
Securities at AFS/HTM (2)	$ 54.9	$ 64.7	33%	$ 72.9	75%
Corporates	14.8	17.1	4%	15.1	98%
Prime and Non-U.S. MBS	16.0	16.2	33%	20.2	80%
Auction Rate Securities	8.0	8.3	15%	10.8	74%
Alt-A mortgages	9.0	9.5	99%	17.5	52%
Government Agencies	0.7	6.2	0%	0.8	97%
Other Securities (3)	6.3	7.4	35%	8.7	73%
Loan, leases & LC at HFI/HFS (4)	$ 41.3	$ 44.6	NM	NM	NM
Corporates	26.4	28.2	33%	28.4	93%
Commercial Real Estate	15.3	15.8	65%	16.7	92%
Other	3.7	4.7	0%	4.3	85%
Loan Loss Reserves	(4.0)	(4.1)	NM	NM	NM
Mark to Market	$ 38.5	$ 42.1	9%	NM	NM
Subprime securities	8.0	8.0	0%	20.9	38%
Other Securities (5)	6.9	8.4	8%	29.5	24%
Derivatives	9.4	10.8	0%	NM	NM
Loans, Leases and Letters of Credit	7.3	7.8	28%	11.5	63%
Repurchase agreements	6.9	7.3	0%	NM	NM
Highly Lev. Fin. Commitments	$ 3.5	$ 4.6	5%	6.1	57%
Equities (excludes ARS at AFS)	$ 12.9	$ 13.8	0%	NM	NM
SIVs	$ 16.2	$ 16.2	36%	21.0	77%
Monolines	$ 1.3	$ 1.7	0%	NM	NM
Consumer and Other (6)	$ 13.3	$ 13.2	NM	NM	NM
Total	$ 182.0	$ 201.0			

(1) Ring-Fenced Assets refers to the assets covered under the loss-sharing agreement with the U.S. government. (2) AFS accounts for approximately 1/3 of the total. (3) Includes CRE ($2.2B), Municipals ($1.5B) and ABS ($1.6B). (4) HFS accounts for approximately $1.1B of the total. (5) Includes $3.2B of Corporates and $0.7 of CRE. (6) Includes $4.8B of Small Business Banking & Finance loans.
Note: Totals may not sum due to rounding.

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off balance sheet loans, and exclude the impact of card securitization activity.

Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup's owned loans.

$MM	FY 2007	FY 2008	YTD 3Q'09
Citi Holdings - Managed Revenues as Reported	$ 21,222	$ (2,772)	$ 29,298
Less: Net impact from Card Securitizations - Citi Holdings	1,709	3,926	3,402
Citi Holdings - GAAP Revenues	$ 19,513	$ (6,698)	$ 25,896

$MM	FY 2007	FY 2008	YTD 3Q'09
Citi Holdings - LCL Managed Revenues as Reported	$ 28,459	$ 28,379	$ 18,432
Less: Net impact from Card Securitizations - Citi Holdings LCL	1,709	3,926	3,402
Citi Holdings - LCL GAAP Revenues	$ 26,750	$ 24,453	$ 15,030

$MM	FY 2007	FY 2008	YTD 3Q'09
Citi Holdings - N.A. Retail Partner Cards Managed Revenues as Reported	$ 9,288	$ 10,243	$ 7,159
Less: Net impact from Card Securitizations - Citi Holdings LCL	1,709	3,926	3,402
Citi Holdings - N.A. Retail Partner Cards GAAP Revenues	$ 7,579	$ 6,317	$ 3,757

$Bn	FY 2007	FY 2008	YTD 3Q'09
Citi Holdings - N.A. Retail Partners Cards Avg. Managed Loans	$ 63.5	$ 66.7	$ 61.5
Less: Net impact from Card Securitizations	32.1	36.6	36.2
Less: Held for Sale	3.0	0.5	-
Citi Holdings - N.A. Retail Partners Cards Average Loans on Bal. Sheet	$ 28.4	$ 29.7	$ 25.3

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	FY 2007	FY 2008	YTD 3Q'09
Citi Holdings - N.A. Retail Partners Cards Managed Avg. Yield as Reported	16.72%	16.12%	18.20%
Less: Net Impact from Card Securitizations	-1.73%	0.27%	-2.29%
Citi Holdings - N.A. Retail Partners Cards Avg. Yield	18.45%	15.84%	20.49%

	FY 2007	FY 2008	YTD 3Q'09
Citi Holdings - N.A. Retail Partner Cards Managed NCL as a % of Avg. Managed Loans as Reported	5.80%	8.34%	13.29%
Less: Net Impact from Card Securitizations	0.07%	0.08%	-0.80%
Citi Holdings - N.A. Retail Partner Cards NCL as a % of Avg. Loans	5.73%	8.27%	14.11%

	FY 2007	FY 2008	YTD 3Q'09
Citi Holdings - N.A. Retail Partner Cards Managed Loans 90+ DPD as a % of EOP Managed Loans	2.22%	3.21%	3.62%
Less: Net Impact from Card Securitizations	0.28%	-0.17%	-0.46%
Citi Holdings - N.A. Retail Partner Cards Loans 90+ DPD as a % of EOP Loans	1.94%	3.38%	4.08%

$MM	FY 2007	FY 2008	9M 2008	9M 2009
Citi Holdings - LCL Managed Net Credit Losses as Reported	$ 8,837	$ 16,261	$ 11,364	$ 18,089
Less: Net Impact from Card Securitizations	2,043	3,110	2,248	3,472
Citi Holdings - LCL Net Credit Losses	$ 6,794	$ 13,151	$ 9,116	$ 14,617

$MM	4Q'07	1Q'08	2Q'08	3Q'08	4Q'08	1Q'09	2Q'09	3Q'09
Citi Holdings - N.A. Retail Partners Cards Managed Net Credit Losses as Reported	$ 1,054	$ 1,194	$ 1,290	$ 1,458	$ 1,622	$ 1,958	$ 2,150	$ 2,004
Less: Net impact from Card Securitizations	501	711	725	812	862	1,057	1,278	1,137
Citi Holdings - N.A. Retail Partners Cards Net Credit Losses	$ 553	$ 483	$ 565	$ 646	$ 760	$ 901	$ 872	$ 867

$MM	4Q'07	1Q'08	2Q'08	3Q'08	4Q'08	1Q'09	2Q'09	3Q'09
Citi Holdings - N.A. Retail Partners Cards Managed 90+ DPD as Reported	$ 1,486	$ 1,556	$ 1,609	$ 1,725	$ 2,130	$ 2,289	$ 2,131	$ 2,104
Less: Net impact from Card Securitizations	830	920	911	915	1,113	1,333	1,214	1,219
Citi Holdings - N.A. Retail Partners Cards 90+ DPD	$ 656	$ 636	$ 698	$ 810	$ 1,017	$ 956	$ 917	$ 885

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Tier 1 Common and the Tier 1 Common Ratio are non-GAAP financial measures. A reconciliation of Tier 1 Common to Citigroup's Common Stockholders' Equity, and the Tier 1 Common Ratio to Citigroup's Tier 1 Capital Ratio are included below.

Tier 1 Common and the Tier 1 Common Ratio were developed by the Banking Regulators. Tier 1 Common is defined as Tier 1 Capital less non-common elements including qualifying perpetual preferred stock, qualifying non-controlling interests in subsidiaries and qualifying mandatorily redeemable securities of subsidiary trusts.

In millions of dollars, except ratios	September 30, 2009 (Actual)	June 30, 2009 (Actual)	March 31, 2009 (Actual)	December 31, 2008 (Actual)	December 31, 2007 (Actual)
Tier 1 Common					
Citigroup common stockholders' equity	$ 140,530	$ 78,001	69,688	$ 70,966	$ 113,447
Less: Net unrealized gains (losses) on securities available-for-sale, net of tax	(4,242)	(7,055)	(10,040)	(9,647)	471
Less: Accumulated net losses on cash flow hedges, net of tax	(4,177)	(3,665)	(3,706)	(5,189)	(3,163)
Less: Pension liability adjustment, net of tax	(2,619)	(2,611)	(2,549)	(2,615)	(1,057)
Less: Cumulative effect included in fair value of financial liabilities attributable to credit w orthiness, net of tax	1,862	2,496	3,487	3,391	1,352
Less: Disallow ed deferred tax assets	21,917	24,448	22,920	23,520	0
Less: Intangible assets:					
Goodw ill	26,436	26,111	26,410	27,132	41,053
Other disallow ed intangible assets	10,179	10,023	10,205	10,607	10,511
Other	(892)	(893)	(870)	(840)	(2,725)
Total Tier 1 Common	**$ 90,282**	**$ 27,361**	**$ 22,091**	**$ 22,927**	**$ 61,555**
Qualifying perpetual preferred stock	$ 312	$ 74,301	74,246	$ 70,664	$ -
Qualifying mandatorily redeemable securities of subsidiary trusts	34,403	24,034	24,532	23,899	23,594
Non-controlling interests in subsidiaries	1,288	1,082	1,056	1,268	4,077
Total Tier 1 Capital	**$ 126,285**	**$ 126,778**	**$ 121,925**	**$ 118,758**	**$ 89,226**
Risk-Weighted Assets under Federal Reserve Board Capital Regulatory Guidelines (RWA)	**$ 989,711**	**$ 995,414**	**1,023,038**	**$ 996,247**	**$ 1,253,321**
Tier 1 Capital Ratio (Total Tier 1 Capital / RWA)	**12.8%**	**12.7%**	**11.9%**	**11.9%**	**7.1%**
Tier 1 Common Ratio (Total Tier 1 Common / RWA)	**9.1%**	**2.7%**	**2.2%**	**2.3%**	**4.9%**

Certain statements in this document are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Citigroup’s filings with the U.S. Securities and Exchange Commission.